Balter Invenomic Fund

(the “Fund”)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated March 16, 2018

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2018

The following supplements information contained in the Fund’s current Prospectus and SAI.

On March 13, 2018, the Board of Trustees for Northern Lights Fund Trust II (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), approved reducing the authorized shareholder servicing fee for Investor Class shares of the Fund from 0.10% to 0.05%, and amending the Fund’s expense limitation agreement to increase the expense cap on Investor Class shares of the Fund from 2.49% to 2.54%.

The Fund’s current Prospectus and SAI dated March 1, 2018 listed the expense cap for the Investor Class shares of the Fund at 2.49%, which inadvertently did not take into consideration the Investor Class shareholder servicing fee of 0.10% that was in place. These changes have been made to reflect the new shareholder servicing fee and corrected expense cap for the Investor Class shares of the Fund.

You should read this Supplement in conjunction with the Prospectus dated March 1, 2018, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.